Praxis Genesis Balanced Portfolio Class A Shares (MBAPX) Summary Prospectus April 30, 2022

Before you invest, you may want to review the Praxis Genesis Balanced Portfolio’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to praxisinfo@everence.com.

Investment Objectives

The Praxis Genesis Balanced Portfolio seeks long-term capital appreciation and growth of income. To a lesser extent, it seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Portfolio’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.46%
Total Annual Portfolio Operating Expenses	0.92%

[1]	Includes indirect expenses of securities of other mutual funds held by the Portfolio. AFFE are not reflected in the Financial Highlights or audited financial statements.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 614	$ 803	$ 1,008	$ 1,597

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15.28 percent of the average value of its portfolio.

2220212

Praxis Genesis Balanced Portfolio

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 30 - 50 percent of its total assets in bond funds and 50 - 70 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from Stewardship Investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment performance, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the Stewardship Investing core values, as discussed below.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

Market Risk. Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Asset Allocation Risk. The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform.

Underlying Funds Risk. In addition, the Portfolio is subject to the risks associated with the underlying Praxis Funds in which it invests. The application of the underlying Funds’ socially responsible investment criteria may affect the underlying Funds’ exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political, economic, regulatory, market or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Portfolio performance. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

Praxis Genesis Balanced Portfolio

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The returns assume reinvestment of all dividends and distributions and would be lower if the Portfolio’s Class A shares operating expenses had not been waived or reimbursed during certain periods. The bar chart shows how the performance has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index and a composite benchmark.

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at www.praxismutualfunds.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart for the Periods Ended December 31, 2021

Best Quarter	Quarter Ended June 30, 2020	13.27%
Worst Quarter	Quarter Ended March 31, 2020	(13.24)%

Average Annual Total Returns For the Periods Ended December 31, 2021 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		5.92%	8.86%	7.91%
Return After Taxes on Distributions		4.35%	7.58%	6.82%
Return After Taxes on Distributions and Sale of Fund Shares		4.23%	6.67%	6.09%
S&P Target Risk Growth Index
(reflects no deductions for fees, expenses or taxes)		11.37%	10.19%	8.96%

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Managers

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Dale Snyder, CFA®, has served as a portfolio manager of the Portfolio since May 1, 2018.

Praxis Genesis Balanced Portfolio

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 may be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale, and the prospectus is not intended for distribution to prospective investors, outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation, or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

●	Through your financial intermediary;

●	By writing to Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701;

●	Via overnight service Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

●	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

●	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4